UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04519

T. Rowe Price Capital Appreciation Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1. Report to Shareholders

Capital Appreciation Fund	June 30, 2014

The views and opinions in this report were current as of June 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

In the first half of 2014, the U.S. equity market generated a total return of 7.14%, despite continued modest mid-single-digit earnings growth as valuations continued to grind higher. This has been a recurring theme since 2011. In fact, using current consensus estimates for full-year 2014 earnings for the S&P 500, earnings for the market are expected to have grown cumulatively by around 20% from 2012 to 2014. However, since the start of 2012 through midyear 2014, the S&P 500 is up more than 50%. Over long periods of time, market returns have tracked earnings growth, adjusting for the payment of dividends. This multiyear disconnect between earnings growth and the S&P 500’s performance is troubling as previous periods of rising valuations (most recently in the late 1990s) have not ended well. While valuations are still nowhere near the levels of the late 1990s, they are nearing 20-year highs, excluding the technology bubble of the mid- to late 1990s.

This brings up the inevitable question: Why are we witnessing this disconnect between earnings growth and stock prices? Part of the answer lies in the fact that valuations were very depressed coming out of 2011, when the market was convinced that the global economy was on the verge of another recession. When that recession failed to materialize and earnings continued to grow at a modest pace, it was logical that earnings multiples and stock prices would recover from artificially low levels to more normal levels. In many respects, this is exactly what occurred in 2012 and early 2013 as the forward multiple on the market expanded from 12x to 14x, which is more in line with its long-term average.

However, over the last 12 to 18 months, the forward earnings multiple has further expanded to 16x to 17x despite no meaningful acceleration in earnings growth, and we find this less justified. Beginning in late 2009 and continuing into 2012, market participants were inundated with headlines about double-dip recessions, the sovereign debt crisis in Europe, a potential default on U.S. government debt obligations, and higher oil prices from the Arab Spring. Every mini-correction on these headlines proved to be a great buying opportunity in a multiyear bull market. As the frequency of the scary headlines has diminished, investors have become overly optimistic about the future and more complacent. This complacency about fundamentals and a lack of concern about valuations is troublesome and creates a very negatively skewed risk/reward trade-off when, not if, fundamentals weaken at some point in the future.

This concern is exacerbated by some of the signs of speculative fever that we see in many of the markets and asset classes in which we invest. Within fixed income, we are seeing the vast majority of leveraged loans issued with limited covenants. Yields on the most speculative and highest-risk credits within the high yield market are currently at spreads that are well inside of historical norms. Within the equity market, we are witnessing a boom in mergers and acquisitions (M&A) fueled by low-cost debt, high stock prices, and unsustainable tax-inversion strategies. Most M&A booms tend to coincide with a top in the equity market.

No one can consistently predict the direction of the stock market in the near term, and our views are not intended to signal that we believe a stock market correction is imminent. While valuations are stretched, they are not nearly as stretched as they were in the late 1990s. Speculative booms in M&A can go on for years before abating. Maybe the most powerful argument for a continued strong stock market is the lack of attractive alternatives given how low yields are in all fixed income asset classes.

The best analogy we can think of to illustrate our current views on the stock market would be akin to the difference between a tornado watch and a tornado warning. With a tornado watch, the conditions are right for a tornado to appear, but there is no guarantee a tornado will appear. With a tornado warning, someone has actually spotted a tornado. Given current valuations, complacency in the equity and fixed income markets, and signs of speculative excess, we are simply declaring a “stock market correction watch.” The conditions are clearly in place for a meaningful correction to take place, but there is no guarantee it will occur in the short term. The challenge of waiting for the “tornado warning” is that even before the “tornado” shows up, the stock market can decline by 20% or more. From late April through early October of 2011, the market fell around 20% from peak to trough just on the concern about a recession, even though it never occurred.

In many respects, this highlights for us and for our shareholders the importance of being conservatively positioned in this environment. We want to be aggressively positioned when most market participants are fearful and valuations are attractive. This is how we were positioned in late 2008 and early 2009 and then again in the second half of 2011. However, today, with valuations stretched and most market participants complacent and overly optimistic about the future, we are becoming more conservative in our positioning. As a result, your portfolio’s net exposure to common stocks has decreased and the risk profile of those stocks remaining has diminished (lower beta and lower earnings volatility). Our fundamental job right now is to try to balance keeping up with the market as best we can in the near term while making sure that we limit our downside when the market inevitably corrects.

Before we discuss fund performance, I would like to review the three goals of the Capital Appreciation Fund:

(1)	Generate strong risk-adjusted returns annually.

(2)	Preserve shareholder capital over the intermediate term (i.e., three years).

(3)	Generate equity-like returns with less risk than that of the overall market over a full market cycle (i.e., normally five years).

We are pleased to report that the Capital Appreciation Fund generated solid investment performance despite being very conservatively positioned. For the first half of 2014, your fund generated a 6.98% return relative to the S&P 500’s 7.14% return. (The performance of the Advisor Class was slightly lower, reflecting its different fee structure.) Your fund outperformed the market on a risk-adjusted basis over this period, generating 98% of the market’s return while only taking on 63% of the market’s risk. We arrived at this number by comparing the standard deviation of the S&P 500 (10.66) with that of the fund (6.71) for the six-month period. Standard deviation indicates the volatility of a portfolio’s total returns as measured against its mean performance. In general, the higher the standard deviation, the greater the volatility or risk. (The S&P 500 Index is an unmanaged equity benchmark that tracks the performance of 500 mostly large-cap U.S. stocks.)

Using a more academic measure of the fund’s risk-adjusted return, your fund produced a Sharpe ratio of 1.04 versus 0.67 for the S&P 500. The Sharpe ratio is a measure of the risk-adjusted return of a portfolio. It measures how much a portfolio’s return is above or below the risk-free Treasury rate (excess return) per unit risk (measured by standard deviation). In general, the larger the number, the better the portfolio’s historical risk-adjusted return.

The year 2013 was the 13th calendar year out of the previous 14 in which the fund outperformed the market on a risk-adjusted basis (see page 16). We hope the fund will continue this trend for full-year 2014. In the last six months, our stocks and fixed income investments both outperformed their respective internal benchmarks. Our large investment in Allergan, our large contrarian overweight position in utilities, and our timely purchase of U.S. Treasuries at the end of last year were the most important contributors to our strong risk-adjusted performance. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

As for our second goal—capital preservation over the intermediate term—your fund generated a 46.58% cumulative total return over the last three years. This has been a relatively simple goal to achieve given the strong equity and fixed income market returns over this time period.

As for our final goal—equity-like returns with less risk than the market over a full market cycle—your fund generated a 106.16% cumulative return over the last five years versus 136.98% for the S&P 500. Based on annualized returns—15.57% for the fund versus 18.83% for the S&P 500—the fund generated roughly 83% of the market’s return over the last five years while taking on about 65% of the market’s risk. We often think about a full market cycle as being over five years, but we also think about a full market cycle encompassing at least one negative year. Since we have now lapped 2008 in our five-year numbers, and since we are not purely an equity fund, it will be hard to produce equity market returns or better in a five-year period without at least one down year in the equity market. If we extended the market cycle analysis to encompass 2008 and measured the last six and half years of performance from the end of 2007, we would have accomplished this last goal by delivering 126% of the market’s return while only taking on 71% of the market’s risk over this period.

For the six-month and 1-, 3-, 5-, and 10-year periods ended June 30, 2014, we outperformed our Lipper and Morningstar peer averages over every period. Since the end of 2007, we are in the top 1% of our peers in both groups. However, let me reiterate that we do not manage your fund to beat these benchmarks. The Capital Appreciation Fund has very different objectives than most of its benchmark peers. It is a unique fund with a focus on strong risk-adjusted returns, intermediate-term capital preservation, and long-term capital appreciation that does not fit neatly into any current benchmark. (Based on cumulative total return, Lipper ranked the Capital Appreciation Fund 158 of 590, 4 of 526, 27 of 489, and 7 of 316 mixed-asset target allocation growth funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2014, respectively. Based on cumulative total return, Morningstar ranked the fund 92 of 845, 8 of 732, 13 of 651, and 8 of 425 moderate allocation funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2014, respectively. For the period from December 31, 2007, through June 30, 2014, Lipper ranked the fund 2 of 452 mixed-asset target allocation growth funds, and Morningstar ranked the fund 7 of 608 moderate allocation funds. Results may vary for other periods. Past performance cannot guarantee future results.)

PORTFOLIO REVIEW AND STRATEGY

Before we discuss the portfolio in more detail, we thought it would be prudent to briefly discuss the decision to close the fund to new investors as of June 30, 2014. First of all, this has no impact on any current shareholder. You can continue to invest and put additional resources into the Capital Appreciation Fund. Second, while we are not having difficulty investing on behalf of our clients today at our current size, it was possible that in five years it could become an issue if inflows into the strategy were to have continued at the pace of the last couple of years. Left unchecked, continued strong inflows could have theoretically impeded our ability in certain asset classes like high yield bonds, leveraged loans, and mid-cap equities. We thought it prudent to slow down flows into the strategy well before this became an issue. We only have one overarching objective, and that is generating alpha and superior risk-adjusted returns for the more than 240,000 clients who have put their trust in us. We believe that this decision greatly extends the duration upon which we can continue to deliver on that objective for our clients.

Within the equity portion of the portfolio, our consumer discretionary holdings were the strongest contributors to both absolute and relative returns in the first half of 2014. Our investments in AutoZone, TRW Automotive Holdings, O’Reilly Automotive, and Delphi Automotive all contributed to this strong performance. TRW and Delphi Automotive benefited from a modest recovery in European automotive production as well as strong capital returns to shareholders through buying back their own shares. AutoZone and O’Reilly benefited from accelerating same-store sales growth due, in part, to the harsh winter weather that helped drive auto parts demand. In addition, both companies continue to actively buy back their shares at attractive valuations.

Our utilities holdings also meaningfully contributed to first-half absolute and relative performance. Coming into 2014, utilities was our largest overweight sector in the portfolio. This is probably one of the largest contrarian sector bets that we have made in a long time, given how universally negative the market was on utilities coming into this year. Utilities performed very poorly in 2013 as long-term interest rates rose and their valuation multiples fell, while multiples expanded for the rest of the market. We felt that valuations already reflected much of the bad news in terms of interest rates potentially rising, and if interest rates for some reason failed to continue going up, utilities were positioned to do extremely well. Essentially, the risk/reward trade-off on utilities was skewed very favorably. With 10-year Treasury interest rates dropping from 3.0% at the end of 2013 to around 2.5% in early July, utilities was the best-performing sector in the S&P 500. In addition to getting the sector bet correct, our utilities outperformed the utility group average led by PG&E, Entergy, and Edison International. Given the strong performance of utilities in the first half of the year, utilities is no longer the largest sector bet in the strategy, and we have cut back our exposure principally by eliminating Edison International and selling the majority of our position in Entergy.

Our investment in Allergan was the single largest positive contributor to fund performance in the first half of the year. We purchased Allergan shares last year when the stock was very much out of favor after one of its large pipeline assets had a disappointment and there were concerns over patents on two of its eye care products. When we entered into the stock in 2013, we thought the risk/reward trade-off, very much like utilities at the end of 2013, was asymmetrically positive. In the low $90s, the stock already completely discounted the loss of the two eye care drugs, sentiment was poor, and its valuation was attractive. We thought our downside potential was limited. Allergan ended up not losing the two drugs due to patent challenges in the end, and that drove the stock to $115 to $120 per share. Within a couple of months, Valeant Pharmaceuticals made a series of hostile offers for Allergan that currently values it at over $170 per share.

The investments in utilities and Allergan—and even going back to the large overweight in industrials, autos, Walt Disney, and Thermo Fisher Scientific in 2011—highlight the core of how we try to invest. We love to find situations where the combination of weak near-term fundamentals and/or poor investment sentiment drives stocks to valuation levels that create these very unusual asymmetric risk/reward situations with limited downside. Unfortunately, given where valuations are today, we are finding fewer of these opportunities. Within equities, we are focusing our time and efforts on finding ideas with the following characteristics:

  Companies that have free optionality (e.g., takeover targets, spin-off possibility, and activist targets).

  Companies with less cyclical business models and more steady earnings growth over a business cycle. This includes finding stocks that have performed well in prior stock market downturns.

  Companies whose near-term fundamentals are challenging but whose intermediate-term and long-term fundamentals are attractive.

IN CLOSING

We would like to thank the members of the fund’s Investment Advisory Committee for their valuable input in the first half of 2014. This team, which comprises portfolio managers, quantitative analysts, fixed income analysts, and equity analysts with many decades of combined investment experience, is responsible for the oversight of your fund and is supported by a growing equity and fixed income platform of about 200 analysts.

Respectfully submitted,

David R. Giroux
Chairman of the fund’s Investment Advisory Committee

Steven D. Krichbaum
Associate portfolio manager

July 25, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

GLOSSARY

Alpha: The premium an investment earns above a set benchmark, adjusted for risk. An alpha of 1.0 means a fund has outperformed its benchmark on a risk-adjusted basis by 1%; an alpha of -1.0 means a fund has underperformed its benchmark on a risk-adjusted basis by 1%.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Moderate Allocation Average: Tracks the performance of funds that seek both moderate capital appreciation and income by investing in stocks, bonds, and cash.

Sharpe ratio: A measure of the risk-adjusted return of a portfolio. The Sharpe ratio measures how much a portfolio’s return is above or below the risk-free Treasury rate (excess return) per unit risk (measured by standard deviation). In general, the larger the number, the better the portfolio’s historical risk-adjusted return.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Standard deviation: A measure of risk that indicates the volatility of a portfolio’s total returns as measured against its mean performance. In general, the higher the standard deviation, the greater the volatility or risk.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/14
U.S. Treasury Notes	5.2%
Danaher	3.5
United Technologies	2.8
Marsh & McLennan	2.4
UnitedHealth Group	2.4
Fiserv	2.2
AutoZone	2.2
Thermo Fisher Scientific	2.1
XCEL Energy	2.1
PG&E	2.0
Intelsat Jackson Holdings	1.9
Allergan	1.8
Range Resources	1.8
State Street	1.8
TD Ameritrade Holding	1.8
JPMorgan Chase	1.6
American Tower	1.6
Crown Castle International	1.5
Philip Morris International	1.5
MarkWest Energy Partners	1.3
Texas Instruments	1.3
PepsiCo	1.2
Google	1.2
Invesco	1.1
DaVita HealthCare Partners	1.1
Total	49.4%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 62.3%		
CONSUMER DISCRETIONARY 8.4%		
Auto Components 2.3%		
Delphi Automotive (1)	2,396,294	164,721
Johnson Controls	3,615,610	180,528
TRW Automotive Holdings (1)(2)	1,939,376	173,613
		518,862
Media 1.9%		
Liberty Global, Class A (2)	983,400	43,486
Liberty Global, Class C (2)	2,554,800	108,094
Twenty-First Century Fox	5,596,840	191,580
Viacom, Class B	854,300	74,093
		417,253
Multiline Retail 0.6%		
Dollar Tree (2)	2,444,644	133,135
		133,135
Specialty Retail 3.6%		
AutoZone (1)(2)	883,689	473,869
Lowe's (1)	3,570,819	171,364
O'Reilly Automotive (1)(2)	945,090	142,330
		787,563
Total Consumer Discretionary		1,856,813
CONSUMER STAPLES 5.1%		
Beverages 1.2%		
PepsiCo	3,012,630	269,148
		269,148
Food & Staples Retailing 0.5%		
CVS Caremark (1)	1,580,000	119,085
		119,085

Food Products 1.2%		
General Mills	935,300	49,141
Mondelez International	5,396,991	202,981
		252,122
Household Products 0.6%		
Procter & Gamble (1)	1,580,800	124,235
		124,235
Personal Products 0.1%		
Avon	1,623,500	23,719
		23,719
Tobacco 1.5%		
Philip Morris International (1)	3,929,137	331,266
		331,266
Total Consumer Staples		1,119,575
ENERGY 3.2%		
Oil, Gas & Consumable Fuels 3.2%		
Anadarko Petroleum	441,800	48,364
Apache (1)	1,891,900	190,363
Canadian Natural Resources	1,111,737	51,040
Chesapeake Energy	2,878,100	89,451
Concho Resources (2)	730,400	105,543
Pioneer Natural Resources	431,429	99,146
Range Resources	1,234,856	107,371
Total Energy		691,278
FINANCIALS 13.0%		
Banks 2.4%		
Bank of America	2,615,000	40,193
JPMorgan Chase (1)	6,234,978	359,259

PNC Financial Services Group (1)	1,325,062	117,997
		517,449
Capital Markets 4.6%		
Invesco	6,297,600	237,734
State Street (1)	5,831,588	392,233
TD Ameritrade Holding	12,376,708	388,010
		1,017,977
Insurance 3.2%		
Marsh & McLennan	10,337,980	535,714
XL Group	5,423,489	177,511
		713,225
Real Estate Investment Trusts 2.8%		
American Tower, REIT	3,747,536	337,203
Crown Castle International, REIT (1)	3,680,569	273,319
		610,522
Total Financials		2,859,173
HEALTH CARE 11.1%		
Health Care Equipment & Supplies 0.4%		
Abbott Laboratories	2,018,900	82,573
DENTSPLY International (1)	176,257	8,346
		90,919
Health Care Providers & Services 3.7%		
DaVita HealthCare Partners (2)	2,196,020	158,816
Henry Schein (2)	783,022	92,921
Humana	281,039	35,894
UnitedHealth Group (1)	6,482,085	529,911
		817,542

INFORMATION TECHNOLOGY 7.2%		
Electronic Equipment, Instruments & Components 0.2%		
TE Connectivity (1)	841,135	52,016
		52,016
Internet Software & Services 1.2%		
Google, Class A (1)(2)	220,900	129,154
Google, Class C (2)	220,900	127,079
		256,233
IT Services 3.3%		
Fidelity National Information	854,333	46,766
Fiserv (2)	8,037,600	484,828
Visa, Class A	875,833	184,547
		716,141
Semiconductor & Semiconductor Equipment 1.8%		
NXP Semiconductors (1)(2)	1,836,162	121,517
Texas Instruments (1)	5,762,100	275,371
		396,888
Technology Hardware, Storage & Peripherals 0.7%		
Apple (1)	910,000	84,566
Seagate Technology (1)	691,432	39,287
Western Digital	340,100	31,391
		155,244
Total Information Technology		1,576,522
MATERIALS 0.4%		
Chemicals 0.4%		
Cytec Industries	840,700	88,627
Total Materials		88,627

TELECOMMUNICATION SERVICES 0.7%		
Wireless Telecommunication Services 0.7%		
SBA Communications (2)	1,534,381	156,967
Total Telecommunication Services		156,967
UTILITIES 4.2%		
Electric Utilities 2.2%		
Entergy (1)	458,400	37,630
XCEL Energy	13,841,309	446,105
		483,735
Multi-Utilities 2.0%		
PG&E	9,225,589	443,013
		443,013
Total Utilities		926,748
Total Common Stocks (Cost $10,091,639)		13,710,676
PREFERRED STOCKS 0.3%		
FINANCE 0.1%		
Banking 0.1%		
U.S. Bancorp	468,500	13,240
U.S. Bancorp, Series G	590,000	16,172
Total Finance		29,412
UTILITIES 0.2%		
Electric Utilities 0.2%		
SCE Trust I (3)	609,425	14,443
SCE Trust II (3)	107,160	2,336

SCE Trust III (3)	1,166,847	30,805
Total Utilities		47,584
Total Preferred Stocks (Cost $72,981)		76,996
CONVERTIBLE PREFERRED STOCKS 0.0%		
ENERGY 0.0%		
Oil, Gas & Consumable Fuels 0.0%		
Chesapeake Energy (2)	3,168	310
Total Convertible Preferred Stocks (Cost $310)		310
CONVERTIBLE BONDS 0.1%		
Continental Airlines, 4.50%, 1/15/15	13,480,000	29,466
Total Convertible Bonds (Cost $17,136)		29,466
CORPORATE BONDS 17.0%		
Actuant, 5.625%, 6/15/22	950,000	998
American Honda Finance, VR, 0.324%, 11/13/14 (4)	9,050,000	9,054
American Tower, 3.50%, 1/31/23	6,505,000	6,384
American Tower, 4.625%, 4/1/15	1,348,000	1,388
American Tower, 5.00%, 2/15/24	10,810,000	11,726
AmeriGas Finance, 6.75%, 5/20/20	4,475,000	4,855
AmeriGas Finance, 7.00%, 5/20/22	10,575,000	11,712
AmeriGas Partners, 6.25%, 8/20/19	3,955,000	4,222
Antero Resources Finance, 5.125%, 12/1/22 (4)	16,775,000	17,110
Antero Resources Finance, 5.375%, 11/1/21	34,270,000	35,726
Antero Resources Finance, 6.00%, 12/1/20	30,820,000	32,977
Athlon Holdings, 6.00%, 5/1/22 (4)	7,875,000	8,151
B&G Foods, 4.625%, 6/1/21	10,650,000	10,623

Baxter International, VR, 0.401%, 12/11/14	18,300,000	18,311
Burlington Northern Santa Fe, 3.75%, 4/1/24	4,610,000	4,753
Burlington Northern Santa Fe, 3.85%, 9/1/23	49,725,000	51,858
Calpine, 7.50%, 2/15/21 (4)	6,764,000	7,347
Campbell Soup, VR, 0.525%, 8/1/14	17,595,000	17,599
Caterpillar Financial Services, 0.70%, 11/6/15	12,495,000	12,542
Caterpillar Financial Services, 1.25%, 11/6/17	11,250,000	11,188
CB Richard Ellis, 5.00%, 3/15/23	7,717,000	7,775
CB Richard Ellis, 6.625%, 10/15/20	13,000,000	13,715
Cedar Fair/Canada's Wonderland, 5.25%, 3/15/21	9,675,000	9,965
Cedar Fair/Canada's Wonderland, 9.125%, 8/1/18	20,089,000	20,993
Charter Communications Holdings, 7.25%, 10/30/17	5,720,000	6,020
Chesapeake Energy, 3.25%, 3/15/16	7,570,000	7,627
CMS Energy, 6.55%, 7/17/17	5,850,000	6,724
CMS Energy, 8.75%, 6/15/19	2,725,000	3,514
CNH Capital, 3.625%, 4/15/18	23,635,000	24,108
CNH Capital, 3.875%, 11/1/15	9,625,000	9,805
CNH Capital, 6.25%, 11/1/16	18,090,000	19,628
Concho Resources, 5.50%, 10/1/22	15,929,000	17,163
Concho Resources, 5.50%, 4/1/23	36,760,000	39,517
Concho Resources, 6.50%, 1/15/22	30,431,000	33,474
Concho Resources, 7.00%, 1/15/21	19,950,000	22,020
CONSOL Energy, 5.875%, 4/15/22 (4)	22,750,000	23,944
Continental Airlines, 4.15%, 10/11/25	14,024,024	14,655
Continental Airlines, 6.25%, 10/11/21	2,628,543	2,865
Continental Airlines, 6.75%, 9/15/15 (4)	5,865,000	5,924
Continental Airlines, 7.25%, 5/10/21	4,286,086	5,025
Continental Airlines, 9.00%, 1/8/18	5,513,961	6,245
Crown Castle International, 4.875%, 4/15/22	36,545,000	37,733

Crown Castle International, 5.25%, 1/15/23	26,716,000	27,818
Daimler Finance North America, VR, 1.085%, 8/1/18 (4)	10,495,000	10,542
DaVita, 5.125%, 7/15/24	45,925,000	46,212
DaVita, 5.75%, 8/15/22	3,118,000	3,344
Delphi, 5.00%, 2/15/23	23,600,000	25,458
Delphi, 6.125%, 5/15/21	21,287,000	23,762
Delta Air Lines, 5.30%, 10/15/20	3,414,002	3,772
Delta Air Lines, 7.75%, 6/17/21	3,799,003	4,464
Duke Energy, VR, 0.61%, 4/3/17	13,517,000	13,569
E*TRADE Financial, 6.00%, 11/15/17	50,754,000	52,657
E*TRADE Financial, 6.375%, 11/15/19	45,352,000	49,094
E*TRADE Financial, 6.75%, 6/1/16	56,159,000	61,073
Energy Transfer Partners, 4.15%, 10/1/20	17,050,000	18,027
Energy Transfer Partners, 4.90%, 2/1/24	19,775,000	21,223
EQT, 4.875%, 11/15/21	51,945,000	56,570
EQT, 6.50%, 4/1/18	10,354,000	11,786
EQT, 8.125%, 6/1/19	11,848,000	14,793
Ford Motor Credit, 1.724%, 12/6/17	15,875,000	15,882
Ford Motor Credit, 2.375%, 3/12/19	30,900,000	30,991
Ford Motor Credit, 2.50%, 1/15/16	14,570,000	14,926
Ford Motor Credit, 2.75%, 5/15/15	15,220,000	15,448
Ford Motor Credit, 3.875%, 1/15/15	29,355,000	29,858
Ford Motor Credit, 4.25%, 2/3/17	9,160,000	9,830
Ford Motor Credit, 5.00%, 5/15/18	10,055,000	11,173
Ford Motor Credit, 6.625%, 8/15/17	10,385,000	11,945
Ford Motor Credit, VR, 0.80%, 12/6/17	47,375,000	47,359
Ford Motor Credit, VR, 1.474%, 5/9/16	21,715,000	22,026
Fresenius Medical Care, 5.625%, 7/31/19 (4)	4,930,000	5,361
Fresenius Medical Care, 5.875%, 1/31/22 (4)	2,775,000	3,059

General Mills, 0.875%, 1/29/16	5,590,000	5,610
General Mills, VR, 0.527%, 1/29/16	13,355,000	13,391
Group 1 Automotive, 5.00%, 6/1/22 (4)	1,850,000	1,850
Hawaiian Airlines, 3.90%, 1/15/26	9,825,000	9,776
Heineken, 0.80%, 10/1/15 (4)	10,405,000	10,435
Host Hotels & Resorts, 5.875%, 6/15/19	12,100,000	13,007
Intelsat Jackson Holdings, 5.50%, 8/1/23	40,260,000	39,958
Intelsat Jackson Holdings, 7.25%, 4/1/19	26,443,000	28,129
Intelsat Jackson Holdings, 7.25%, 10/15/20	104,654,000	113,026
Intelsat Jackson Holdings, 7.50%, 4/1/21	9,375,000	10,277
Intelsat Jackson Holdings, 8.50%, 11/1/19	21,925,000	23,268
International Lease Finance, VR, 2.181%, 6/15/16	16,060,000	16,221
ITC Holdings, 3.65%, 6/15/24	6,115,000	6,083
John Deere Capital, 0.70%, 9/4/15	12,045,000	12,081
John Deere Capital, VR, 0.297%, 1/12/15	30,175,000	30,178
John Deere Capital, VR, 0.33%, 10/8/14	25,475,000	25,478
L Brands, 5.625%, 2/15/22	10,622,000	11,498
L Brands, 5.625%, 10/15/23	40,625,000	44,180
L Brands, 6.625%, 4/1/21	15,150,000	17,233
L Brands, 6.90%, 7/15/17	9,710,000	11,045
L Brands, 7.00%, 5/1/20	6,250,000	7,172
L Brands, 8.50%, 6/15/19	6,250,000	7,672
Lamar Media, 5.00%, 5/1/23	5,800,000	5,843
Lamar Media, 5.875%, 2/1/22	6,355,000	6,800
Laredo Petroleum, 5.625%, 1/15/22	15,475,000	15,901
Laredo Petroleum, 7.375%, 5/1/22	3,295,000	3,678
Laredo Petroleum, 9.50%, 2/15/19	44,486,000	48,490
Legg Mason, VR, 5.50%, 5/21/19	30,960,000	35,449
MarkWest Energy Partners, 4.50%, 7/15/23	89,733,000	91,303

MarkWest Energy Partners, 5.50%, 2/15/23	81,710,000	87,225
MarkWest Energy Partners, 6.25%, 6/15/22	52,630,000	57,696
MarkWest Energy Partners, 6.50%, 8/15/21	32,339,000	35,088
MarkWest Energy Partners, 6.75%, 11/1/20	12,550,000	13,617
Matterhorn Mobile, 6.75%, 5/15/19 (CHF) (4)	6,250,000	7,522
Matterhorn Mobile, VR, 5.393%, 5/15/19 (CHF) (4)	1,713,333	1,954
Mirant, EC, 7.90%, 7/15/49 (2)(4)(5)	16,000,000	—
Northern States Power, 3.30%, 6/15/24	7,550,000	7,548
NSTAR Electric, VR, 0.466%, 5/17/16	13,450,000	13,437
NXP, 3.75%, 6/1/18 (4)	21,400,000	21,453
NXP, 5.75%, 2/15/21 (4)	26,100,000	27,625
NXP, 5.75%, 3/15/23 (4)	53,839,000	56,598
ONEOK Partners, 2.00%, 10/1/17	5,525,000	5,602
Otter Tail, 9.00%, 12/15/16	6,385,000	7,431
PACCAR Financial, 0.75%, 5/16/16	6,025,000	6,038
PACCAR Financial, VR, 0.361%, 5/5/15	7,290,000	7,300
PACCAR Financial, VR, 0.42%, 6/6/17	12,115,000	12,115
PACCAR Financial, VR, 0.495%, 2/8/16	3,230,000	3,236
Pennsylvania Electric, 4.15%, 4/15/25 (4)	14,220,000	14,241
Procter & Gamble, 3.10%, 8/15/23	68,050,000	68,625
Range Resources, 5.00%, 8/15/22	88,328,000	93,959
Range Resources, 5.00%, 3/15/23	106,181,000	113,879
Range Resources, 5.75%, 6/1/21	52,337,000	56,524
Range Resources, 6.75%, 8/1/20	19,267,000	20,712
Regions Bank, 7.50%, 5/15/18	600,000	714
Rexam, VR, 6.75%, 6/29/67 (EUR)	11,755,000	17,028
Rite Aid, 8.00%, 8/15/20	43,678,000	48,046
SABMiller Holdings, 2.20%, 8/1/18 (4)	23,475,000	23,788
SABMiller Holdings, VR, 0.915%, 8/1/18 (4)	20,200,000	20,348

SBA Communications, 5.625%, 10/1/19	6,525,000	6,908
SBA Communications, 5.75%, 7/15/20	5,975,000	6,348
SBA Communications, 8.25%, 8/15/19	1,005,000	1,055
Schaeffler Finance, 7.75%, 2/15/17 (4)	8,020,000	9,043
SM Energy, 6.50%, 11/15/21	25,126,000	27,262
SM Energy, 6.50%, 1/1/23	7,635,000	8,303
Spectra Energy Partners, 4.75%, 3/15/24	18,000,000	19,431
Sprint Capital, 6.90%, 5/1/19	2,130,000	2,348
Sprint Nextel, 9.00%, 11/15/18 (4)	45,070,000	54,647
Sprint Nextel, 11.50%, 11/15/21	2,935,000	3,977
Suburban Propane Partners, 7.375%, 3/15/20	16,501,000	17,574
Suburban Propane Partners, 7.375%, 8/1/21	6,703,000	7,323
Suburban Propane Partners, 7.50%, 10/1/18	11,419,000	11,976
Synovus Financial, 5.125%, 6/15/17	683,000	712
Targa Resources, 4.25%, 11/15/23	23,025,000	22,852
Targa Resources, 5.25%, 5/1/23	10,887,000	11,377
Telesat Canada, 6.00%, 5/15/17 (4)	17,729,000	18,283
Toyota Motor Credit, VR, 0.308%, 8/22/14	19,125,000	19,127
Toyota Motor Credit, VR, 0.38%, 3/10/15	14,090,000	14,107
Toyota Motor Credit, VR, 0.396%, 1/23/15	15,075,000	15,076
TRW Automotive, 4.50%, 3/1/21 (4)	8,025,000	8,426
United Technologies, VR, 0.727%, 6/1/15	28,130,000	28,255
UnityMedia, 5.50%, 1/15/23 (4)	23,347,000	24,164
UnityMedia, 7.50%, 3/15/19 (4)	51,424,000	54,962
UnityMedia, 7.50%, 3/15/19 (EUR) (4)	5,620,000	8,215
Univision Communications, 5.125%, 5/15/23 (4)	15,175,000	16,067
Univision Communications, 6.75%, 9/15/22 (4)	52,203,000	57,815
Univision Communications, 6.875%, 5/15/19 (4)	57,719,000	61,759
Univision Communications, 7.875%, 11/1/20 (4)	22,968,000	25,322

UPCB Finance, 6.875%, 1/15/22 (4)	49,386,000	54,201
UPCB Finance, 7.25%, 11/15/21 (4)	58,744,000	64,471
UPCB Finance III, 6.625%, 7/1/20 (4)	102,882,000	109,564
US Airways, 3.95%, 5/15/27	11,025,000	11,273
US Airways, 4.625%, 12/3/26	1,840,125	1,951
US Airways, 5.375%, 5/15/23	3,305,000	3,466
US Airways, 6.25%, 10/22/24	13,112,443	14,850
US Airways, 6.75%, 12/3/22	2,830,223	3,099
US Airways, 8.50%, 10/22/18	1,595,379	1,791
Verizon Communications, VR, 0.43%, 3/6/15 (4)	30,000,000	30,012
Verizon Communications, VR, 0.631%, 6/9/17	25,380,000	25,402
Xcel Energy, 0.75%, 5/9/16	14,590,000	14,601
Xilinx, 3.00%, 3/15/21	18,825,000	19,003
Xylem, 3.55%, 9/20/16	13,825,000	14,567
Xylem, 4.875%, 10/1/21	3,110,000	3,381
Zoetis, 1.15%, 2/1/16	5,320,000	5,349
Zoetis, 1.875%, 2/1/18	3,590,000	3,601
Total Corporate Bonds (Cost $3,631,394)		3,736,662

ASSET-BACKED SECURITIES 0.4%

Ally Master Owner Trust Series 2012-3, Class A1, VR 0.852%, 6/15/17	58,575,000	58,831
Ford Credit Auto Owner Trust Series 2012-C, Class A3 0.58%, 12/15/16	10,259,360	10,268
Honda Auto Receivables Owner Trust Series 2012-3, Class A3 0.56%, 5/15/16	9,935,762	9,946
Total Asset-Backed Securities (Cost $78,769)		79,045

OPTIONS WRITTEN (0.3)%

Apache, Call, 1/17/15 @ $90.00 (2)	120,000	(1,569)
Apache, Call, 1/17/15 @ $92.50 (2)	239,700	(2,727)
Apache, Call, 1/17/15 @ $95.00 (2)	320,600	(3,102)
Apache, Call, 1/17/15 @ $97.50 (2)	99,700	(808)
Apache, Call, 1/17/15 @ $100.00 (2)	199,500	(1,352)
Apache, Call, 1/17/15 @ $105.00 (2)	99,700	(456)
Apache, Call, 1/17/15 @ $110.00 (2)	103,000	(886)
Apache, Call, 1/17/15 @ $115.00 (2)	61,800	(397)
Apple, Call, 1/17/15 @ $92.86 (2)	910,000	(6,097)
AutoZone, Call, 9/20/14 @ $570.00 (2)	4,600	(20)
AutoZone, Call, 9/20/14 @ $600.00 (2)	4,600	(5)
AutoZone, Call, 1/17/15 @ $570.00 (2)	4,600	(69)
AutoZone, Call, 1/17/15 @ $600.00 (2)	4,600	(35)
Boeing, Call, 8/16/14 @ $135.00 (2)	78,400	(62)
Boeing, Call, 8/16/14 @ $140.00 (2)	78,400	(24)
Boeing, Call, 1/17/15 @ $135.00 (2)	78,400	(288)
Boeing, Call, 1/17/15 @ $140.00 (2)	78,400	(181)
Boeing, Call, 1/17/15 @ $145.00 (2)	147,500	(217)
Boeing, Call, 1/17/15 @ $150.00 (2)	147,500	(134)
Boeing, Call, 1/17/15 @ $155.00 (2)	147,400	(84)
Crown Castle International, Call, 1/17/15 @ $80.00 (2)	954,900	(1,623)
CVS Caremark, Call, 8/16/14 @ $77.50 (2)	69,000	(53)
CVS Caremark, Call, 8/16/14 @ $80.00 (2)	69,000	(20)
CVS Caremark, Call, 1/17/15 @ $77.50 (2)	69,000	(180)
CVS Caremark, Call, 1/17/15 @ $80.00 (2)	69,000	(120)
Danaher, Call, 9/20/14 @ $80.00 (2)	66,100	(131)
Danaher, Call, 9/20/14 @ $85.00 (2)	66,100	(38)
Danaher, Call, 1/17/15 @ $80.00 (2)	66,100	(238)

Danaher, Call, 1/17/15 @ $85.00 (2)	66,100	(114)
Danaher, Call, 1/17/15 @ $90.00 (2)	223,500	(173)
Delphi Automotive, Call, 8/16/14 @ $67.50 (2)	38,300	(102)
Delphi Automotive, Call, 8/16/14 @ $70.00 (2)	38,300	(53)
Delphi Automotive, Call, 1/17/15 @ $70.00 (2)	38,300	(142)
Delphi Automotive, Call, 1/17/15 @ $75.00 (2)	38,300	(74)
DENTSPLY International, Call, 7/19/14 @ $50.00 (2)	69,000	(16)
DENTSPLY International, Call, 10/18/14 @ $50.00 (2)	69,000	(67)
Entergy, Call, 1/17/15 @ $70.00 (2)	458,400	(5,547)
Google, Class A, Call, 9/20/14 @ $1,280.00 (2)	4,100	(39)
Google, Class A, Call, 9/20/14 @ $1,330.00 (2)	4,100	(18)
Google, Class A, Call, 1/17/15 @ $1,250.00 (2)	62,400	(2,352)
Google, Class A, Call, 1/17/15 @ $1,260.00 (2)	42,100	(1,469)
Google, Class A, Call, 1/17/15 @ $1,280.00 (2)	4,100	(120)
Google, Class A, Call, 1/17/15 @ $1,300.00 (2)	42,100	(1,055)
Google, Class A, Call, 1/17/15 @ $1,330.00 (2)	4,100	(78)
JPMorgan Chase, Call, 9/20/14 @ $60.00 (2)	86,900	(53)
JPMorgan Chase, Call, 9/20/14 @ $65.00 (2)	86,900	(7)
JPMorgan Chase, Call, 1/17/15 @ $60.00 (2)	87,000	(135)
JPMorgan Chase, Call, 1/17/15 @ $65.00 (2)	749,900	(319)
JPMorgan Chase, Call, 1/17/15 @ $67.50 (2)	662,900	(143)
JPMorgan Chase, Call, 1/17/15 @ $70.00 (2)	1,998,200	(269)
Lowe's, Call, 10/18/14 @ $52.50 (2)	50,100	(24)
Lowe's, Call, 10/18/14 @ $55.00 (2)	50,100	(10)
Lowe's, Call, 1/17/15 @ $52.50 (2)	50,100	(53)
Lowe's, Call, 1/17/15 @ $55.00 (2)	595,800	(346)
NXP Semiconductors, Call, 10/18/14 @ $60.00 (2)	131,500	(1,105)
NXP Semiconductors, Call, 10/18/14 @ $65.00 (2)	131,500	(717)
NXP Semiconductors, Call, 1/17/15 @ $60.00 (2)	131,500	(1,302)

NXP Semiconductors, Call, 1/17/15 @ $65.00 (2)	131,500	(920)
O'Reilly Automotive, Call, 8/16/14 @ $155.00 (2)	16,800	(47)
O'Reilly Automotive, Call, 8/16/14 @ $165.00 (2)	16,800	(9)
O'Reilly Automotive, Call, 1/17/15 @ $155.00 (2)	16,800	(114)
O'Reilly Automotive, Call, 1/17/15 @ $165.00 (2)	16,800	(60)
Pfizer, Call, 1/17/15 @ $32.00 (2)	347,500	(153)
Pfizer, Call, 1/17/15 @ $35.00 (2)	347,500	(36)
Philip Morris International, Call, 1/17/15 @ $85.00 (2)	643,200	(1,814)
Philip Morris International, Call, 1/17/15 @ $87.50 (2)	357,800	(640)
Philip Morris International, Call, 1/17/15 @ $90.00 (2)	233,900	(247)
Philip Morris International, Call, 1/17/15 @ $92.50 (2)	116,900	(74)
Philip Morris International, Call, 1/17/15 @ $95.00 (2)	155,700	(58)
Philip Morris International, Call, 1/17/15 @ $97.50 (2)	421,600	(95)
PNC Financial Services Group, Call, 8/16/14 @ $87.50 (2)	60,900	(153)
PNC Financial Services Group, Call, 8/16/14 @ $90.00 (2)	60,900	(74)
PNC Financial Services Group, Call, 1/17/15 @ $87.50 (2)	60,900	(297)
PNC Financial Services Group, Call, 1/17/15 @ $90.00 (2)	439,200	(1,581)
PNC Financial Services Group, Call, 1/17/15 @ $95.00 (2)	132,300	(233)
Procter & Gamble, Call, 1/17/15 @ $85.00 (2)	1,580,800	(917)
Seagate Technology, Call, 1/17/15 @ $57.50 (2)	622,700	(2,522)
State Street, Call, 8/16/14 @ $70.00 (2)	75,900	(55)
State Street, Call, 8/16/14 @ $72.50 (2)	75,900	(20)
State Street, Call, 1/17/15 @ $70.00 (2)	75,900	(196)
State Street, Call, 1/17/15 @ $72.50 (2)	75,900	(132)
TE Connectivity, Call, 7/19/14 @ $65.00 (2)	85,600	(9)
TE Connectivity, Call, 10/18/14 @ $65.00 (2)	85,600	(88)
Texas Instruments, Call, 10/18/14 @ $48.00 (2)	111,700	(188)
Texas Instruments, Call, 10/18/14 @ $50.00 (2)	873,500	(787)
Texas Instruments, Call, 1/17/15 @ $45.00 (2)	1,788,800	(7,289)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 144,607	$ 199,331
Net realized gain	1,021,682	1,214,293
Change in net unrealized gain / loss	226,931	1,863,508
Increase in net assets from operations	1,393,220	3,277,132
Distributions to shareholders		
Net investment income		
Investor Class	–	(195,674)
Advisor Class	–	(7,459)
Net realized gain		
Investor Class	–	(843,338)
Advisor Class	–	(40,539)
Decrease in net assets from distributions	–	(1,087,010)
Capital share transactions*		
Shares sold		
Investor Class	2,445,922	4,545,712
Advisor Class	277,914	517,614
Distributions reinvested		
Investor Class	–	988,264
Advisor Class	–	47,845
Shares redeemed		
Investor Class	(1,230,615)	(2,677,260)
Advisor Class	(116,115)	(164,824)
Increase in net assets from capital share transactions	1,377,106	3,257,351
Net Assets		
Increase during period	2,770,326	5,447,473
Beginning of period	19,248,888	13,801,415
End of period	**$ 22,019,214**	**$ 19,248,888**
Undistributed net investment income	144,765	158

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Capital Appreciation Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks. It may also hold fixed-income and other securities to help preserve principal value. The fund has two classes of shares: the Capital Appreciation Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1986, and the Capital Appreciation Fund–Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $47,000 for the six months ended June 30, 2014.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2014.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2014. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2014, totaled $0 for the six months ended June 30, 2014.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2014, the fund held equity derivatives with a fair value of $62,451,000, included in Written options, on the accompanying Statement of Assets and Liabilities.

Additionally, during the six months ended June 30, 2014, the fund recognized $5,817,000 of realized loss on Written Options and a $51,786,000 change in unrealized gain/loss on Written Options related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of June 30, 2014, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of June 30, 2014, no margin had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying security values and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2014, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 7% and 11% of net assets. Transactions in written options and related premiums received during the six months ended June 30, 2014, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At June 30, 2014, approximately 18% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $5,365,202,000 and $4,811,968,000, respectively, for the six months ended June 30, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2014, the cost of investments for federal income tax purposes was $18,274,254,000. Net unrealized gain aggregated $3,769,874,000 at period-end, of which $3,829,130,000 related to appreciated investments and $59,256,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2014, expenses incurred pursuant to these service agreements were $105,000 for Price Associates; $2,896,000 for T. Rowe Price Services, Inc.; and $960,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price fund(s) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying T. Rowe Price fund’s net assets. Each underlying T. Rowe Price fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying T. Rowe Price fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying T. Rowe Price fund related to the fund’s investment therein. The accompanying Statement of Operations reflects management fees permanently waived pursuant to this agreement. Annual fee rates and management fees waived related to investments in the underlying T. Rowe Price fund(s) for the six months ended June 30, 2014, are as follows:

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds.

The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio for the Investor Class and Advisor Class in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio for the Investor Class was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds, and the total expense ratio for the Advisor Class was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Appreciation Fund

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 18, 2014